VOYA INVESTORS TRUST

VY® T. Rowe Price International Stock Portfolio

(the "Disappearing Portfolio")

Supplement dated February 3, 2022

to the Disappearing Portfolio's Adviser Class, Institutional Class, Class R6 and Service Class

Prospectus and related Statement of Additional Information,

each dated May 1, 2021

On January 27, 2022, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the Disappearing Portfolio with and into the following "Surviving Portfolio" (the "Reorganization"):

Disappearing Portfolio	Surviving Portfolio
VY® T. Rowe Price International Stock	Voya International Index Portfolio (a series of
Portfolio	Voya Variable Portfolios, Inc.)

The Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to the Disappearing Portfolio's shareholders on or about May 6, 2022, and a shareholder meeting is scheduled to be held on or about June 28, 2022. The Disappearing Portfolio will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 8, 2022.

If shareholders of the Disappearing Portfolio approve the Reorganization, from the close of business on July 1, 2022 through the close of business on July 8, 2022, the Disappearing Portfolio will be in a "transition period" during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Disappearing Portfolio's assets in temporary investments. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio's shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

In addition, the Board approved a proposal to terminate Class R6 shares of the Disappearing Portfolio, which occurred on February 1, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE